UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2019

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, par value $.01 per share	ASCMA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Merger Agreement

On May 24, 2019, Ascent Capital Group, Inc. (“Ascent”) entered into an Agreement and Plan of Merger (the “merger agreement”) with Monitronics International, Inc., a wholly owned subsidiary of Ascent (“Monitronics”). The merger agreement provides for, among other things and subject to the satisfaction or waiver of certain specified conditions set forth therein, the merger of Ascent with and into Monitronics (which, after giving effect to the restructuring and redomiciliation (each as defined below) is referred to as “Restructured Monitronics”), with Monitronics continuing as the surviving company (the “merger”). Upon completion of the merger, Monitronics will be the surviving company and Ascent expects that immediately thereafter Monitronics will be redomiciled as a Delaware corporation (the “redomiciliation”), and the separate corporate existence of Ascent will cease. Restructured Monitronics will keep the name “Monitronics International, Inc.” following the consummation of the merger and redomiciliation.

Pursuant to the merger agreement, at the time the merger becomes effective (the “merger effective time”), each share of Ascent’s Series A common stock, par value $0.01 per share (“Series A common stock”), and Ascent’s Series B common stock, par value $0.01 per share (“Series B common stock,” and together with Series A common stock, the “Ascent common stock”), that was issued and outstanding immediately prior to the merger effective time (other than (i) shares of Ascent common stock held by stockholders who are entitled to demand and have properly made a demand for appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the General Corporation Law of the State of Delaware and do not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal or (ii) shares of Ascent common stock held by Monitronics or by Ascent as treasury shares) will be converted into the right to receive a number of fully paid and non-assessable shares of common stock, par value $0.01 per share, of Restructured Monitronics (“Monitronics common stock”) (the “merger consideration”) equal to the exchange ratio (defined below).

The “exchange ratio” equals the quotient of (a) (i) (A) all cash held by Ascent at the merger effective time, net of all liabilities of Ascent (including, but not limited to, funded indebtedness, professionals’ fees, settlements, severance payments, unclaimed property liabilities, agreements or understandings with respect to the use of cash, contingent liabilities, and operating expenses expected to be paid in connection with the merger or that will be assumed by Monitronics or Restructured Monitronics, as applicable, in connection with the merger), which in no event will be greater than $23,000,000, divided by (B) $395,111,570.00 (pursuant to the terms of the Restructuring Support Agreement, dated May 20, 2019, between Monitronics and its domestic subsidiaries party thereto (the “Debtors”), Ascent, certain noteholders and term lenders of the Debtors and the other parties thereto (the “RSA”) pursuant to which the parties thereto have agreed to support a restructuring transaction for the Debtors (the “restructuring”), representing the discounted equity value at which (x) holders of Monitronics’ 9.125% senior notes due April 2020 (the “Noteholders”) exchange their notes and (y) certain parties to the Put Option Agreement (as defined below) invest in subscription rights, respectively), multiplied by (ii) 22,500,000 (pursuant to the terms of the RSA, representing the number of outstanding shares of Monitronics common stock as of the effective date of the partial prepackaged Chapter 11 plan of reorganization consistent in all material respect with the RSA (such partial prepackaged Chapter 11 plan, as it may be amended, restated, amended and restated, supplemented, or otherwise modified, the “Plan”)); divided by (b) the number of outstanding shares of Ascent common stock immediately prior to the merger effective time. By way of illustration, as of May 24, 2019, the exchange ratio would be 0.1040865, assuming Net Cash Amount (as defined in the merger agreement) of $23,000,000 and Outstanding Ascent Shares (as defined in the merger agreement) of 12,583,352, and (x) for each $100,000 increase or decrease in Net Cash Amount at the merger effective time, the exchange ratio would increase or decrease, as applicable, by 0.00045, and (y) for each increase or decrease of 25,000 Outstanding Ascent Shares at the merger effective time, the exchange ratio would increase or decrease, as applicable, by 0.00020.

For purposes of clarity, such calculation is on a fully diluted basis giving effect to issuances to creditors pursuant to the Plan. Shares of Ascent common stock issued and outstanding and owned by Monitronics or held in Ascent’s treasury will be canceled and cease to exist, and no merger consideration will be delivered in exchange for such shares. All of the shares of Ascent common stock converted into the right to receive Monitronics common stock or cancelled pursuant to the merger agreement shall no longer be outstanding and shall automatically be cancelled and cease to exist as of the merger effective time.

Restructured Monitronics will not issue any fractional shares of Monitronics common stock in the merger. Instead of any fractional shares that would otherwise be issuable to a holder of Ascent common stock (after aggregating all fractional shares of Monitronics common stock which such holder would otherwise receive), such holders of Series A common stock or Series B common stock, as applicable, will receive cash in lieu of fractional shares, following the aggregation of fractional share interests allocable to the holders of Ascent common stock and the sale by the exchange agent of the whole shares obtained by such aggregation in open market transactions at prevailing trading prices (after making appropriate deductions for taxes and costs).

As a result of the merger and without any action on the part of Ascent or Monitronics, at the merger effective time, each share of Monitronics capital stock that was issued and outstanding immediately prior to the merger effective time will be cancelled and shall cease to exist and no consideration will be delivered in exchange therefor. As of the date hereof, 100% of Monitronics’ issued and outstanding capital stock is owned by Ascent.

The obligations of each of Ascent and Monitronics to effect the merger and the other transactions contemplated by the merger agreement are subject to the fulfillment, or (to the extent permitted by applicable law) waiver, of the following conditions on or prior to the merger effective time, including (i) the adoption of the merger agreement by the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Ascent common stock entitled to vote, voting together as a single class, (the “Ascent stockholder approval”); (ii) the adoption of the merger agreement by Ascent, as the sole stockholder of Monitronics (the “Monitronics stockholder approval”); (iii) the effectiveness of the Plan on terms materially consistent with the RSA which shall (x) be confirmed by the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) pursuant to a confirmation order materially consistent with the RSA (such confirmation order in full force and effect and not stayed, modified, or vacated) and (y) occur contemporaneously with the closing of the merger; (iv) the quotation of the shares of Monitronics common stock to be issued to the holders of Ascent common stock upon consummation of the merger and the redomiciliation on any tier of the OTC Markets Group (including, without limitation, the OTCQX, OTCQB or OTC Pink marketplaces) or any other similar national or international quotation service, in each case subject to notice of official issuance; (v) the effectiveness of a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and no stop order suspending the effectiveness of such registration statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Securities and Exchange Commission (the “SEC”); (vi) the lack of any outstanding order, decision, judgment, writ, injunction, stipulation, award or decree (whether temporary, preliminary, or permanent) issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the merger or any of the other transactions contemplated by the merger agreement; (vii) the lack of any statute, rule, regulation, order, decision, judgment, writ, injunction, stipulation, award or decree having been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal the consummation of the merger; and (viii) the receipt by Ascent of an opinion of Baker Botts L.L.P., tax counsel to Ascent, dated the closing date of the merger and based on facts, representations, exclusions and assumptions set forth or described in such opinion, to the effect that the merger should be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

The merger agreement may be terminated at any time prior to the merger effective time, whether before or after Ascent stockholder approval or Monitronics stockholder approval has been obtained, by mutual consent of each of Ascent and Monitronics. The merger agreement will be terminated at any time prior to the merger effective time, whether before or after Ascent stockholder approval or Monitronics stockholder approval has been obtained, without any further action by either of Ascent or Monitronics upon the earlier to occur of (i) the non-Ascent restructuring toggle (as defined in the RSA) and (ii) eighty-two (82) days after the date that Monitronics commences Chapter 11 proceedings.

The above description of the terms of the merger agreement does not purport to be complete and is qualified in its entirety by the full text of the merger agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Put Option Agreement

On May 28, 2019, Monitronics, the Debtors, Ascent, certain signatories thereto (the “Backstop Commitment Parties”) and certain other signatories thereto (the “Equity Commitment Parties” and together with the Backstop Commitment Parties the “Commitment Parties”) entered into a Put Option Agreement (the “Put Option Agreement”).

Within five (5) business days following the date on which the Debtors commence Chapter 11 proceedings, Monitronics shall grant Noteholders subscription rights (the “Rights Offering”) to purchase in the aggregate 44.80% of the total shares of Monitronics common stock (the “Rights Offering Shares”) for an aggregate purchase price of $177 million.

Pursuant to the Put Option Agreement, the Backstop Commitment Parties agree to purchase any Rights Offering Shares that are not duly subscribed for in the Rights Offering at the same price available to Noteholders (the “Exercise Price”). Additionally, if a non-Ascent restructuring toggle event occurs, the Backstop Commitment Parties agree to purchase a number of shares issued by Restructured Monitronics after its emergence from Chapter 11, for $23 million and, if a non-Ascent restructuring toggle event has not occurred and Ascent’s Net Cash Amount is less than $23 million (but not less than $20 million), a number of shares of Monitronics common stock for $23 million less Ascent’s Net Cash Amount (such commitment, the “Backstop Commitment”). Additionally, pursuant to the Put Option Agreement, the Equity Commitment Parties agree to purchase 25.31% of the total shares of Monitronics common stock to be issued and outstanding as of the effective date of the Plan, subject to dilution by the post-emergence management incentive plan, for an aggregate purchase price of $100 million (at a per-share purchase price equal to the Exercise Price), payable by exchanging an aggregate principal amount of $100 million of term loans owned or controlled by such Equity Commitment Parties in accordance with the terms and conditions of the RSA and the Put Option Agreement (the “Equity Commitment”).

Pursuant to the Put Option Agreement, at the effective date of the Plan, the Debtors will be required to issue to the Commitment Parties as consideration for their Backstop Commitments and Equity Commitments, respectively, a put option premium in the form of Monitronics common stock issued at a discount to Plan equity value (the “Put Option Premium”) representing 6.07% of the total shares of Monitronics common stock to be issued and outstanding as of the effective date of the Plan. The Put Option Premium was deemed earned in full on the date of the Put Option Agreement. The Put Option Premium: (a) will not be refundable under any circumstance or creditable against any fee or other amount paid in connection with the Put Option Agreement (or the transactions contemplated thereby) or otherwise; (b) will be paid on the effective date of the Plan to the Commitment Parties on a pro rata basis (based on their respective Backstop Commitments and Equity Commitments); and (c) will be paid without setoff or recoupment and will not be subject to defense or offset on account of any claim, defense or counterclaim.

The rights to purchase the Rights Offering Shares, any shares issued upon the exercise thereof, and all shares issued to the Backstop Commitment Parties in respect of their Backstop Commitments pursuant to the Put Option Agreement will be issued in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to section 1145 of title 11 of the United States Code, as amended, or in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof and/or Regulation D thereunder. As a condition to the closing of the transactions contemplated by the Put Option Agreement, Restructured Monitronics will enter into a registration rights agreement with the Backstop Commitment Parties desiring to be a party thereto, requiring Restructured Monitronics to register the Backstop Commitment Parties’ securities under the Securities Act.

The Backstop Commitment, the Equity Commitment and the other transactions contemplated by the Put Option Agreement are conditioned upon the satisfaction or waiver of customary conditions on transactions of this nature, including, without limitation, that there has been no material adverse effect that exists and is continuing. The issuances of Monitronics common stock pursuant to the Rights Offering and the Put Option Agreement are conditioned upon, among other things, confirmation of the Plan by the Bankruptcy Court and the Plan’s effectiveness.

The above description of the terms of the Put Option Agreement does not purport to be complete and is qualified in its entirety by the full text of the Put Option Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.01.  Change in Control of Registrant.

(b)

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of May 24, 2019, by and between Ascent and Monitronics (incorporated by reference to Annex A to Monitronics’ Registration Statement on Form S-4 (File No. 333-231771), as filed on May 28, 2019).

10.1	Put Option Agreement, dated as of May 28, 2019, by and among Monitronics, Ascent and the Commitment Parties.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties and projections of results of operations or of financial condition or forecasts of future events that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential” or “continue” and similar expressions are used to identify forward-looking statements. These statements are based on certain assumptions made by Ascent based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although Ascent believes its expectations stated in this Current Report on Form 8-K are based on reasonable assumptions, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Ascent, that could cause actual results to differ materially from those implied or expressed by the forward-looking statements. These statements include, but are not limited to, statements about the restructuring of Monitronics, anticipated future financial or operational results, Monitronics’ financial position, the merger of Ascent and Monitronics, the Rights Offering and similar matters. These statements are based on certain assumptions made by Ascent based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. These include risks including the following factors and other factors described under “Risk Factors” in Ascent’s Annual Report filed on Form 10-K and Quarterly Report filed on Form 10-Q with the SEC and other public filings and press releases:

•                  the effects of the Bankruptcy Court rulings in the voluntary reorganization cases filed by the Debtors, as contemplated by the RSA (the “Chapter 11 Cases”), and the outcome of the proceedings in general, including regarding approval by the Bankruptcy Court of the RSA, the restructuring contemplated by the RSA and the term sheets annexed thereto;

•                  the length of time the Debtors will operate in the Chapter 11 Cases;

•                  the risk that the restructuring may not be consummated in accordance with the terms of the RSA, or that persons not party to the RSA may successfully challenge the implementation thereof;

•                  the Debtors’ ability to comply with the milestones set forth in the RSA;

•                  risks associated with third party motions in the Chapter 11 Cases, which may hinder or delay the Debtors’ ability to consummate the restructuring;

•                  the potential adverse effects of Chapter 11 Cases on the Debtors’ liquidity or results of operations or its ability to pursue its business strategies;

•                  litigation outcomes and judicial and governmental body actions, including but not limited to, the assertion and outcome of litigation or other claims that have been brought and may be brought against the Debtors by certain creditors;

•                  increased levels of employee attrition during the Chapter 11 Cases; and

•                  economic, business, competitive, and/or regulatory factors affecting Monitronics’ and its subsidiaries’ business generally.

Each forward-looking statement speaks only as of the date of this Current Report on Form 8-K and Ascent undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell any securities of Ascent or Monitronics. Ascent stockholders and other investors are urged to read the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 regarding the proposed merger of Ascent and Monitronics and any other relevant documents to be filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger and the transactions contemplated by the RSA. Copies of Ascent’s and Monitronics’ SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Monitronics International, Inc., 1990 Wittington Place, Farmers Branch, TX, Telephone: (972) 243-7443, or to Ascent Capital Group, Inc., 5251 DTC Parkway. Suite 1000, Greenwood Village, CO 80111, Telephone: (303) 628-5600.

Participants in the Solicitation

The directors and executive officers of Ascent and Monitronics and other persons may be deemed to be participants in the solicitation of proxies in respect of any proposals relating to the proposed merger of Ascent and Monitronics. Information regarding the directors and executive officers of Ascent is available in Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the SEC, and certain of its Current Reports on Form 8-K. Information regarding the directors and executive officers of Monitronics is available in the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 regarding the proposed merger and other transactions contemplated by the RSA which has been filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the proxy materials regarding the foregoing. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT CAPITAL GROUP, INC.

Date: May 31, 2019

	By:	/s/ William E. Niles
William E. Niles
Chief Executive Officer, General Counsel and Secretary